EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEW JERSEY

In re: Tarragon Corporation	Case No. 09-10555 (DHS)
Reporting Period: 11/1/09 through 11/30/09

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

In preparing this monthly operating report, the Company has relied upon unaudited financial information and other analyses prepared by its accounting department.  The information and other data contained herein is deemed to be materially accurate, and is subject to certain timing and reclassification adjustments as more information becomes available.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Stephanie Buffington	Date: December 31, 2009
Signature of Authorized Individual

Stephanie Buffington	Director of Financial Reporting, Tarragon Corporation
Printed Name of Authorized Individual	Title of Authorized Individual

_______________
1Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
November 30, 2009

Unaudited – For Internal Use Only
	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND	-
BUILDING IMPROVEMENTS	-
LESS: ACCUMULATED DEPRECIATION	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	1,815,977
RESTRICTED CASH	259,000
GOODWILL	1,222,893	1,469,450
ACCOUNTS RECEIVABLE BASE RENT	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	2,360,038	14,073
DUE FROM AFFILIATE	473,171,966
PREPAID EXPENSES	1,392,436
DEPOSITS AND OTHER ASSETS	3,260,218	-
INVESTMENTS IN SUBSIDIARIES	(282,142,150)		(81,192,199)	(86,005,493)	(36,702,980)
DEFERRED TAX ASSET	1,275,812
DEFERRED FINANCING EXPENSES	3,482,236

TOTAL ASSETS	$206,098,426	$1,483,523	$(81,192,199)	$(86,005,493)	$(36,702,980)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$172,082,689	$-	$-	$-	$-
ACCRUED INTEREST	9,124,562
ACCRUED PROPERTY TAXES	-
ACCOUNTS PAYABLE TRADE	1,878,754
DUE TO AFFILIATE	358,800,453
ACCOUNTS PAYABLE AND OTHER LIABILITIES	21,940,192	88,724
TENANT SECURITY DEPOSITS	-

TOTAL LIABILITIES	563,826,650	88,724	-	-	-

MINORITY INTEREST	-

SHAREHOLDERS' DEFICIT	(357,728,224)	1,394,799	(81,192,199)	(86,005,493)	(36,702,980)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$206,098,426	$1,483,523	$(81,192,199)	$(86,005,493)	$(36,702,980)

	$(283,695,494)	RE of consolidated subs
	1,553,344	Investment in Keane Stud
	$(282,142,150)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
November 30, 2009
(Continued)
Unaudited – For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND
BUILDING IMPROVEMENTS
LESS: ACCUMULATED DEPRECIATION

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS
RESTRICTED CASH
GOODWILL
ACCOUNTS RECEIVABLE BASE RENT
MISCELLANEOUS ACCOUNTS RECEIVABLE
DUE FROM AFFILIATE
PREPAID EXPENSES
DEPOSITS AND OTHER ASSETS
INVESTMENTS IN SUBSIDIARIES	(1,313,610)	14,764	(3,190)	(315,789)	(18,302,981)
DEFERRED TAX ASSET
DEFERRED FINANCING EXPENSES

TOTAL ASSETS	$(1,313,610)	$14,764	$(3,190)	$(315,789)	$(18,302,981)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$-	$-	$-
ACCRUED INTEREST
ACCRUED PROPERTY TAXES
ACCOUNTS PAYABLE TRADE
DUE TO AFFILIATE
ACCOUNTS PAYABLE AND OTHER LIABILITIES
TENANT SECURITY DEPOSITS

TOTAL LIABILITIES	-	-	-	-	-

MINORITY INTEREST

SHAREHOLDERS' DEFICIT	(1,313,610)	14,764	(3,190)	(315,789)	(18,302,981)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(1,313,610)	$14,764	$(3,190)	$(315,789)	$(18,302,981)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
November 30, 2009
(Continued)
Unaudited – For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$5,521,309	$-	$3,209,352

LAND		-	-	10,009,124	-
BUILDING IMPROVEMENTS		-	-	21,506,365	-
LESS: ACCUMULATED DEPRECIATION		-	-	(2,489,318)	-

NET RENTAL REAL ESTATE	-	-	-	29,026,172	-

CASH AND CASH EQUIVALENTS		-	-	97,128	-
RESTRICTED CASH		-	-	113,125	-
GOODWILL		-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT		-	-	5,705	-
MISCELLANEOUS ACCOUNTS RECEIVABLE		-	-	-	-
DUE FROM AFFILIATE		1,552,864	-	-	-
PREPAID EXPENSES		-	339	135,971	336
DEPOSITS AND OTHER ASSETS		-	-	27,599	-
INVESTMENTS IN SUBSIDIARIES	(5,397)	-	-	-	-
DEFERRED TAX ASSET		-	-	-	-
DEFERRED FINANCING EXPENSES		-	-	-	-

TOTAL ASSETS	$(5,397)	$1,552,864	$5,521,648	$29,405,700	$3,209,688

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$7,690,400	$41,458,495	$3,600,000
ACCRUED INTEREST		-	795,434	909,221	375,100
ACCRUED PROPERTY TAXES		1,869	107,110	-	203,939
ACCOUNTS PAYABLE TRADE		4,610	46,854	193,860	-
DUE TO AFFILIATE		-	37,918,378	3,679,496	9,438,249
ACCOUNTS PAYABLE AND OTHER LIABILITIES		70,000	2,944,852	1,196,989	146,626
TENANT SECURITY DEPOSITS		-	-	72,327	-

TOTAL LIABILITIES	-	76,480	49,503,027	47,510,388	13,763,913

MINORITY INTEREST		-	-	-	-

SHAREHOLDERS' DEFICIT	(5,397)	1,476,384	(43,981,379)	(18,104,687)	(10,554,225)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(5,397)	$1,552,864	$5,521,648	$29,405,700	$3,209,688

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
November 30, 2009
(Continued)
Unaudited – For Internal Use Only

	The Park Development West, LLC	One Las Olas, Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$1,980,793	$4,624,733	$7,770,202	$258,610

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	75	-	75	-
RESTRICTED CASH	-	63,766	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	-	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	521,465	-	-	8,913,631
PREPAID EXPENSES	-	100,351	337	367	-
DEPOSITS AND OTHER ASSETS	-	1,121	36	4,943	35
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	18,810	-	-	-

TOTAL ASSETS	$-	$2,686,381	$4,625,106	$7,775,587	$9,172,276

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$1,960,578	$3,900,000	$8,970,000	$-
ACCRUED INTEREST	-	285,650	405,064	2,108,066	-
ACCRUED PROPERTY TAXES	-	263,215	58,717	441,898	189,836
ACCOUNTS PAYABLE TRADE	95,836	35,935	9,152	4,875	13,442
DUE TO AFFILIATE	41,141,485	-	6,328,023	12,751,630	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	690,375	680,746	353,844	33,390	613,549
TENANT SECURITY DEPOSITS	-	-	-	-	-

TOTAL LIABILITIES	41,927,696	3,226,123	11,054,800	24,309,859	816,828

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(41,927,696)	(539,742)	(6,429,694)	(16,534,272)	8,355,449

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$-	$2,686,381	$4,625,106	$7,775,587	$9,172,276

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
November 30, 2009
(Continued)
Unaudited – For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Vista Lakes Tarragon, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$78,737,277	$-	$-	$-

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	3,012	98,602	4,607	-	-
RESTRICTED CASH	-	288,481	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	14,781	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	-	-	-	27,177,671
PREPAID EXPENSES	-	70,755	3,604	-	-
DEPOSITS AND OTHER ASSETS	-	9,248	29,154	-	-
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	117,627	-	-	-

TOTAL ASSETS	$3,012	$79,336,772	$37,366	$-	$27,177,671

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$1,105,918	$71,134,669	$-	$-	$-
ACCRUED INTEREST	381,524	96,011	-	-	-
ACCRUED PROPERTY TAXES	-	387,574	-	-	-
ACCOUNTS PAYABLE TRADE	38,481	546,358	86,986	124,297	-
DUE TO AFFILIATE	2,596,630	7,168,144	7,828,463	5,044,502	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	410,078	1,102,517	92,073	161,297	-
TENANT SECURITY DEPOSITS	-	215,109	-	-	-

TOTAL LIABILITIES	4,532,631	80,650,382	8,007,522	5,330,095	-

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(4,529,618)	(1,313,610)	(7,970,156)	(5,330,095)	27,177,671

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$3,012	$79,336,772	$37,366	$-	$27,177,671

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
November 30, 2009
(Continued)
Unaudited – For Internal Use Only

	Non Filing Entities Combined	Eliminations	Total
ASSETS
REAL ESTATE INVENTORY	$34,073,292	$6,077,031	$142,252,598

LAND	69,592,579	-	79,601,703
BUILDING IMPROVEMENTS	427,101,643	-	448,608,008
LESS: ACCUMULATED DEPRECIATION	(125,459,919)	-	(127,949,237)

NET RENTAL REAL ESTATE	371,234,303	-	400,260,475

CASH AND CASH EQUIVALENTS	482,178	-	2,501,655
RESTRICTED CASH	11,858,140	-	12,582,512
GOODWILL	-	-	2,692,343
ACCOUNTS RECEIVABLE BASE RENT	203,750	-	224,236
MISCELLANEOUS ACCOUNTS RECEIVABLE	192,074	(14,073)	2,552,112
DUE FROM AFFILIATE	117,435,487	(628,773,084)	-
PREPAID EXPENSES	1,738,180	-	3,442,677
DEPOSITS AND OTHER ASSETS	666,736	-	3,999,089
INVESTMENTS IN SUBSIDIARIES	-	507,522,370	1,553,344
DEFERRED TAX ASSET	-	-	1,275,812
DEFERRED FINANCING EXPENSES	4,200,849	-	7,819,522

TOTAL ASSETS	$542,084,989	$(115,187,756)	$581,156,377

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$551,725,231	$-	$863,627,980
ACCRUED INTEREST	6,603,395	-	21,084,027
ACCRUED PROPERTY TAXES	2,629,491	14,732	4,298,382
ACCOUNTS PAYABLE TRADE	1,730,556	-	4,809,996
DUE TO AFFILIATE	77,991,159	(570,686,611)	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	12,267,073	(109,579)	42,682,745
TENANT SECURITY DEPOSITS	2,087,913	6,123	2,381,473

TOTAL LIABILITIES	655,034,818	(570,775,335)	938,884,602

MINORITY INTEREST	-	13,242,947	13,242,947

SHAREHOLDERS' DEFICIT	(112,949,829)	455,587,579	(357,728,225)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$542,084,989	$(115,187,756)	$581,156,377

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Eleven Months Ended November 30, 2009

Unaudited - For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other	142,101	894,152

Total revenue	142,101	894,152	-	-	-

Expenses:
Cost of sales	-	-
Property operations	(535,639)	-
Depreciation	-	34,544
Provision for losses	1,400,000	-
Impairment charges	-	-
General and administrative	23,263,919	1,027,652

Total expenses	24,128,280	1,062,196	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries	(86,892,253)	-
Minority interest income of partnerships and joint ventures	-	-
Interest income	234,279	-
Interest expense	(7,841,168)	-
Gain (loss) on extinguishment of debt	-	-
Gain (loss) on debt restructuring	-	-
Gain (loss) on transfer of assets	-	-
Gain (loss) on disposition of assets	(4,497,534)
Gain (loss) on sale of real estate	-	-
Litigation, settlements, and other claims	3,404,122	-

Total other income and (expenses)	(95,592,554)	-	-	-	-

Income tax expense	(42,342)	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$(119,621,075)	$(168,044)	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Eleven Months Ended November 30, 2009
 (Continued)
Unaudited - For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other

Total revenue	-	-	-	-	-

Expenses:
Cost of sales
Property operations
Depreciation
Provision for losses
Impairment charges
General and administrative

Total expenses	-	-	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries
Minority interest income of partnerships and joint ventures
Interest income
Interest expense
Gain (loss) on extinguishment of debt
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets
Gain (loss) on disposition of assets
Gain (loss) on sale of real estate
Litigation, settlements, and other claims

Total other income and (expenses)	-	-	-	-	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$-	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Eleven Months Ended November 30, 2009
 (Continued)
Unaudited - For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon, LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
Revenue:
Sales	$-	$89,900	$-	$-	$-
Rental and other		-	-	3,197,019	-

Total revenue	-	89,900	-	3,197,019	-

Expenses:
Cost of sales		84,166	-	-	-
Property operations		26,793	125,668	1,582,913	204,966
Depreciation		-	-	530,906	-
Provision for losses		-	-	-	-
Impairment charges		-	12,922,862	-	-
General and administrative		1,391	29,173	12,678	692,261

Total expenses	-	112,350	13,077,703	2,126,497	897,226

Other income and (expenses):
Equity in loss of subsidiaries		-	-	-	-
Minority interest income of partnerships and joint ventures		-	-	-	-
Interest income		-	-	-	-
Interest expense		-	(596,729)	(1,387,891)	(371,355)
Gain (loss) on extinguishment of debt		-	-	-	-
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets		-	-	-	-
Gain (loss) on disposition of assets		-	-	-	-
Gain (loss) on sale of real estate		-	-	-	-
Litigation, settlements, and other claims		-	-	-	-

Total other income and (expenses)	-	-	(596,729)	(1,387,891)	(371,355)

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$(22,450)	$(13,674,432)	$(317,368)	$(1,268,582)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Eleven Months Ended November 30, 2009
 (Continued)
Unaudited - For Internal Use Only

	The Park Development West, LLC	One Las Olas Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
Revenue:
Sales	$18,924,400	$1,334,621	$-	$-	$891,477
Rental and other	-	-	-	5,709	-

Total revenue	18,924,400	1,334,621	-	5,709	891,477

Expenses:
Cost of sales	18,252,356	6,345,025	-	-	1,014,461
Property operations	109,128	212,694	7,499	212,580	(117,615)
Depreciation	-	-	-	-	-
Provision for losses	-	-	-	-	-
Impairment charges	-	-	6,366,255	-	-
General and administrative	101,622	254,838	1,420	66,255	13,992

Total expenses	18,463,106	6,812,557	6,375,174	278,835	910,838

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	43,634	(303,618)	(54,520)	(2,116,813)	-
Gain (loss) on extinguishment of debt	613,681	-	-	-	-
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets	-	-	-	-	-
Gain (loss) on disposition of assets	-	-	-	-	-
Gain (loss) on sale of real estate	-	-	-	-	-
Litigation, settlements, and other claims	-	-	-	-	-

Total other income and (expenses)	657,315	(303,618)	(54,520)	(2,116,813)	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$1,118,609	$(5,781,554)	$(6,429,694)	$(2,389,940)	$(19,361)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Eleven Months Ended November 30, 2009
 (Continued)
Unaudited - For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC
Revenue:
Sales	$-	$-	$-	$-
Rental and other	106,227	2,619,143	1,457,334	88,437

Total revenue	106,227	2,619,143	1,457,334	88,437

Expenses:
Cost of sales	-	-	-	-
Property operations	319,993	1,681,350	528,818	48,600
Depreciation	72,479	-	311,286	1,007
Provision for losses	-	-	-	-
Impairment charges	-	-	-	-
General and administrative	10,400	190,947	11,704	75,484

Total expenses	402,872	1,872,297	851,808	125,091

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-
Interest income	-	-	-	-
Interest expense	(260,061)	(2,054,216)	(764,347)	(184,453)
Gain (loss) on extinguishment of debt	-	-	(8,992)	-
Gain (loss) on debt restructuring	-	-	-	-
Gain (loss) on transfer of assets	-	-	(3,734,857)	1,035,083
Gain (loss) on disposition of assets	-	-	-	-
Gain (loss) on sale of real estate	(741,820)	-	-	-
Litigation, settlements, and other claims	-	-	-	-

Total other income and (expenses)	(1,001,881)	(2,054,216)	(4,508,196)	850,630

Income tax expense	-	-	-	-

Discontinued operations	-	-	-	-

Net income (loss)	$(1,298,527)	$(1,307,370)	$(3,902,670)	$813,976

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Eleven Months Ended November 30, 2009
 (Continued)
Unaudited - For Internal Use Only

	Non-Filing Entities Combined	Eliminations	Disc Ops Reclass	Total
Revenue:
Sales	$4,332,460	$-	$-	$25,572,858
Rental and other	67,826,379	(826,570)	(35,481)	75,474,451

Total revenue	72,158,839	(826,570)	(35,481)	101,047,309

Expenses:
Cost of sales	3,745,419	-	-	29,441,428
Property operations	36,038,573	6	(37,743)	40,408,583
Depreciation	12,028,694	(34,544)	-	12,944,371
Provision for losses	-	-	-	1,400,000
Impairment charges	58,426,755	-	-	77,715,872
General and administrative	2,099,641	1,095,302	-	28,948,679

Total expenses	112,339,082	1,060,764	(37,743)	190,858,934

Other income and (expenses):
Equity in loss of subsidiaries	-	79,775,680	-	(7,116,573)
Minority interest income of partnerships and joint ventures	494,128	-	-	494,128
Interest income	117	-	-	234,396
Interest expense	(32,184,193)	-	11,872	(48,063,858)
Gain (loss) on extinguishment of debt	(136,454)	-	123,888	592,123
Gain (loss) on debt restructuring	18,298,913	-	-	18,298,913
Gain (loss) on transfer of assets	-	-	-	(2,699,775)
Gain (loss) on disposition of assets	-	-	-	(4,497,534)
Gain (loss) on sale of real estate	1,462,886	-	(1,462,886)	(741,821)
Litigation, settlements, and other claims	-	-	-	3,404,122

Total other income and (expenses)	(12,064,603)	79,775,680	(1,327,126)	(40,095,878)

Income tax expense	-	-	-	(42,342)

Discontinued operations	-	-	1,324,864	1,324,864

Net income (loss)	$(52,244,846)	$77,888,347	$-	$(128,624,981)

TARRAGON CORPORATION
CASH FLOW FOR NOVEMBER 2009

	Cash Balance			Payroll	Intercompany	Cash Balance
	10/31/09	Receipts	Disbursements	Disbursements	Transfers	11/30/09

Tarragon Corporation	$5,110,523	$939,591	$(4,139,913)	$(1,172,888)	$1,078,664	$1,815,977
Tarragon Management Inc.	-	-	(30,503)	-	30,503	-

Filing entities:
Rentals:
Aldridge Apartments	49,660	-	-	-	(45,053)	4,607
Stonecrest Apartments	8,006	-	-	-	(8,006)	-
Orlando Central Park	3,012	-	-	-	-	3,012
Bermuda Island	293,031	303,799	(457,105)	-	(42,597)	97,128
800 Madison	124,217	580,525	(539,650)	-	(66,490)	98,602

Condo developments:
One Hudson Park	1,008	-	-	-	(1,008)	-
Las Olas River House	75	-	-	-	-	75
Twelve Oaks at Fenwick Plantation	-	-	-	-	-	-
Trio West	-	-	-	-	-	-

Land:
Central Square	75	-	-	-	-	75
Central Park at Lee Vista	-	-	-	-	-	-
Trio East	-	-	-	-	-	-
River Oaks	-	-	-	-	-	-
900 Monroe	-	-	-	-	-	-

Non-filing entities and eliminations	462,618	1,279,069	(313,496)	-	(946,013)	482,178
Total Company	$6,052,225	$3,102,984	$(5,480,667)	$(1,172,888)	$-	$2,501,654

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Eleven Months Ended November 30, 2009

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	10/31/2009			11/30/2009	10/31/2009			11/30/2009	10/31/2009	11/30/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Filing Entities
Las Olas River House	$16,889,527	$20,552	$0	$16,910,079	$(16,892,053)	$0	$19,728	$(16,911,782)	$(2,526)	$(1,703)
One Hudson Park	(8,914,959)	10,815	9,488	(8,913,631)	8,908,163	9,488	4,019	8,913,632	(6,796)	1
Orlando Central Park	2,596,630	0	0	2,596,630	(2,596,630)	0	0	(2,596,630)	0	0
Block 88-TRI	13,704,637	1,120	174,952	13,530,805	(13,704,637)	174,952	1,120	(13,530,805)	0	0
Twelve Oaks at Fenwick Plantation	(2,574,094)	0	0	(2,574,094)	2,573,445	0	0	2,573,445	(649)	(649)
Trio East	9,438,249	0	0	9,438,249	(9,438,249)	0	0	(9,438,249)	0	0
Trio West	41,128,628	783	0	41,129,411	(41,141,485)	0	0	(41,141,485)	(12,857)	(12,075)
Aldridge Apartments	7,877,431	0	53,863	7,823,569	(7,877,450)	53,863	0	(7,823,588)	(19)	(19)
Stonecrest Apartments	5,052,317	0	8,464	5,043,853	(5,052,316)	8,464	0	(5,043,852)	1	1
Central Square	12,746,935	4,695	0	12,751,630	(12,747,485)	0	4,145	(12,751,630)	(550)	0
Orion Towers	44,380,843	0	0	44,380,843	(44,380,842)	0	0	(44,380,842)	0	0
Bermuda Island	3,690,205	0	10,710	3,679,495	(3,690,205)	10,710	0	(3,679,495)	0	0
900 Monroe	8,006,499	0	0	8,006,499	(8,004,526)	0	37	(8,004,563)	1,973	1,936

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Eleven Months Ended November 30, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	10/31/2009			11/30/2009	10/31/2009			11/30/2009	10/31/2009	11/30/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities
Fund Level	$(6,589)	$585	$0	$(6,004)	$0	$0	$0	$0	$(6,589)	$(6,004)
Topside Property	653,395	1,426,998	1,525,838	554,554	0	0	0	0	653,395	554,554
Sold Property Expenses	1,026,092	25	10,109	1,016,008	(1,026,092)	10,109	25	(1,016,008)	0	0
301 Route 17 (aka Meadows)	(5,397)	0	0	(5,397)	5,397	0	0	5,397	0	0
Ansonia	56,874,306	8,754,388	7,250,019	58,378,675	(15,254,130)	5,469,264	5,978,797	(15,763,662)	41,620,176	42,615,013
Ansonia - Consolidations	(11,143,776)	0	0	(11,143,776)	11,143,776	0	0	11,143,776	0	0
Sold Property Expenses For Sale Props	1,026,689	0	234	1,026,455	(1,025,733)	234	0	(1,025,499)	956	956
Sold Property Expenses Cont Ops	(150,135)	420	2,695	(152,410)	150,135	2,695	420	152,410	0	0
13th Street Development	(678)	0	0	(678)	0	0	0	0	(678)	(678)
290 Veterans	(660,282)	0	0	(660,282)	660,282	0	0	660,282	0	0
390 Capitol Ave.	2,902,330	0	184	2,902,146	(2,902,330)	184	0	(2,902,146)	0	0
Forest Park Apartments	(716,190)	0	0	(716,190)	716,190	0	0	716,190	0	0
Uptown Village - Commercial	2,593	0	0	2,593	0	0	0	0	2,593	2,593
Uptown Village - For Sale	9,609,028	2,002	0	9,611,030	(9,610,719)	0	1,202	(9,611,920)	(1,690)	(890)
Mirabella	15,949,252	9,383	68,498	15,890,137	(15,952,932)	76,521	18,590	(15,895,000)	(3,680)	(4,863)
Alta Mar	(4,498,652)	3,096	0	(4,495,555)	4,496,727	0	0	4,496,727	(1,925)	1,172
Cobblestone at Eagle Harbor	1,331,739	0	5,267	1,326,473	(1,375,085)	5,267	0	(1,369,819)	(43,346)	(43,346)
Vintage at the Grove	12,841,459	51,755	222,527	12,670,687	(12,840,213)	598,125	448,737	(12,690,825)	1,246	(20,138)
Tradition at Palm Aire	23,046,728	0	4,566	23,042,162	(23,046,728)	4,566	0	(23,042,162)	0	0
Merritt Stratford	281,236	0	0	281,236	(281,236)	0	0	(281,236)	0	0
The Exchange	29,561,889	0	0	29,561,889	(29,565,052)	0	0	(29,565,052)	(3,163)	(3,163)
Villas at 7 Dwarfs	(6,657,991)	293	122	(6,657,820)	6,657,992	122	293	6,657,821	1	1
Villa Tuscany	(500,973)	0	0	(500,973)	500,973	0	0	500,973	0	0
Montreux at Deerwood Lake	(3,204,435)	0	0	(3,204,435)	3,204,435	0	0	3,204,435	0	0
Vintage at Abacoa	(23,438,359)	0	0	(23,438,359)	23,438,359	0	0	23,438,359	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Eleven Months Ended November 30, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	10/31/2009			11/30/2009	10/31/2009			11/30/2009	10/31/2009	11/30/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

1100 Adams	$(7,550,200)	$1,200	$0	$(7,549,000)	$7,548,999	$0	$0	$7,548,999	$(1,201)	$(1)
1118 Adams	4,849,525	44,829	4,892	4,889,463	(4,843,200)	4,892	44,829	(4,883,138)	6,325	6,325
1118 Adams Parking, Inc.	92,460	0	5,750	86,710	(98,590)	12,923	7,583	(93,250)	(6,130)	(6,540)
1118 Adams Parking - Eliminations	(261,013)	0	7,583	(268,596)	261,013	7,583	0	268,596	0	0
20 North Water Street	9,722,150	43,835	0	9,765,985	(9,765,985)	0	0	(9,765,985)	(43,835)	0
Southampton Pointe	(2,165,594)	0	0	(2,165,594)	2,165,594	0	0	2,165,594	0	0
200 Fountain Apartment Homes	603,260	0	0	603,260	(603,260)	0	0	(603,260)	0	0
Aventerra	12,896	142,970	145,720	10,146	(14,737)	172,768	156,287	1,744	(1,841)	11,890
River City Landing	2,167,195	0	0	2,167,195	(2,167,195)	0	0	(2,167,195)	0	0
Desert Winds/Silver Creek	(12,017,074)	0	0	(12,017,074)	12,017,074	0	0	12,017,074	0	0
Vintage at Legacy-Phase I	2,694,294	0	0	2,694,294	(2,694,294)	0	0	(2,694,294)	0	0
Heather Hill	3,249,173	0	0	3,249,173	(3,249,173)	0	0	(3,249,173)	0	0
278 Main Street	(23,198)	0	0	(23,198)	23,198	0	0	23,198	0	0
Lofts at the Mills	403,328	0	0	403,328	(403,328)	0	0	(403,328)	0	0
Mariner's Point	4,382,156	0	0	4,382,156	(4,382,156)	0	0	(4,382,156)	0	0
Rutherford - 290 Veterans	(106,494)	0	0	(106,494)	106,494	0	0	106,494	0	0
Block 99/102	(24,567,529)	0	0	(24,567,529)	24,567,529	0	0	24,567,529	0	0
Gables Floresta	0	0	0	0	0	0	0	0	0	0
Northgate	12,934,714	0	0	12,934,714	(12,934,714)	0	0	(12,934,714)	0	0
Ballantrae	1,982,579	0	0	1,982,579	(1,982,579)	0	0	(1,982,579)	0	0
Merritt 8 Corporate Park	(1,974,843)	0	0	(1,974,843)	1,974,842	0	0	1,974,842	(1)	(1)
Mohegan Hill	53,573,767	1,576	6,660	53,568,683	(53,573,783)	6,660	1,560	(53,568,683)	(16)	0
Mustang Creek	(284,602)	99,452	127,501	(312,651)	268,058	208,964	187,643	289,379	(16,544)	(23,271)
The Hamptons	(4,147,877)	0	60	(4,147,937)	4,147,877	60	0	4,147,937	0	0
Woodcreek - FL	(11,748,871)	152,806	202,302	(11,798,366)	11,730,437	316,807	261,987	11,785,258	(18,433)	(13,109)
Vintage at Plantation Bay	(1,042,489)	0	0	(1,042,489)	1,042,489	0	0	1,042,489	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Eleven Months Ended November 30, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	10/31/2009			11/30/2009	10/31/2009			11/30/2009	10/31/2009	11/30/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Oxford Place	$(10,074,980)	$0	$0	$(10,074,980)	$10,070,271	$0	$0	$10,070,271	$(4,709)	$(4,709)
11 Mt Pleasant	18,303,252	953	0	18,304,205	(18,304,205)	0	0	(18,304,205)	(953)	0
French Villa	(2,852,018)	0	0	(2,852,018)	2,852,018	0	0	2,852,018	0	0
Southern Elms	(1,201,462)	26,278	44,384	(1,219,568)	1,203,543	59,587	43,375	1,219,755	2,080	187
Park Dale Gardens	(1,674,574)	0	0	(1,674,574)	1,674,574	0	0	1,674,574	0	0
Creekwood Village	(6,897,468)	0	0	(6,897,468)	6,897,468	0	0	6,897,468	0	0
Summit on the Lake	(2,478,288)	90,065	110,036	(2,498,259)	2,503,496	113,489	108,041	2,508,944	25,208	10,685
Warwick Grove	(2,365,057)	0	0	(2,365,057)	2,365,057	0	0	2,365,057	0	0
Bishops Court	(12,127,641)	0	0	(12,127,641)	12,127,641	0	0	12,127,641	0	0
Harbor Green	(8,624,035)	0	3,747	(8,627,781)	8,622,990	3,747	0	8,626,736	(1,045)	(1,045)
Vintage at Madison Crossing	512,712	0	0	512,712	(512,712)	0	0	(512,712)	0	0
The Bordeaux	159,224	0	0	159,224	(159,224)	0	0	(159,224)	0	0
Block 102 (Comm Ctr)	3,125,892	0	0	3,125,892	(3,125,892)	0	0	(3,125,892)	0	0
Block 106	9,140,696	0	0	9,140,696	(9,140,697)	0	121	(9,140,818)	(1)	(121)
Block 114	1,760,858	0	0	1,760,858	(1,760,858)	4,117	4,117	(1,760,858)	0	0
Block 104	(337,472)	41	0	(337,431)	337,005	2,323	2,947	336,381	(467)	(1,051)
Block 144	4,368,417	3,000	0	4,371,417	(4,368,417)	0	3,000	(4,371,417)	1	1
Block 112(MWH)	9,372,671	0	0	9,372,671	(9,374,644)	0	0	(9,374,644)	(1,973)	(1,973)
Hoboken Cinema	1,490,337	0	0	1,490,337	(1,490,337)	0	0	(1,490,337)	0	0
Autumn Ridge	(4,354,401)	84,841	112,791	(4,382,351)	3,800,494	112,791	91,317	3,821,968	(553,907)	(560,383)
Dogwood Hills	(2,002,080)	61,177	69,189	(2,010,092)	1,645,982	69,198	65,507	1,649,673	(356,098)	(360,418)
Groton Towers	(4,712,453)	126,375	160,526	(4,746,603)	3,904,161	164,273	137,599	3,930,835	(808,291)	(815,768)
Gull Harbor	(1,676,326)	57,853	60,605	(1,679,079)	1,672,498	118,576	116,126	1,674,947	(3,829)	(4,131)
Hamden Center	(2,692,136)	80,228	97,969	(2,709,876)	2,212,471	97,969	86,030	2,224,410	(479,665)	(485,467)
Lakeview	(2,743,918)	79,203	114,047	(2,778,761)	2,075,091	114,040	83,904	2,105,227	(668,827)	(673,534)
Nutmeg Woods	(11,833,412)	393,977	473,379	(11,912,813)	9,335,463	473,640	421,645	9,387,458	(2,497,949)	(2,525,356)
Ocean Beach	(13,264,479)	362,734	448,785	(13,350,531)	10,489,214	448,603	415,659	10,522,158	(2,775,265)	(2,828,373)
Parkview	(6,019,507)	174,750	228,553	(6,073,310)	4,538,236	228,553	192,307	4,574,483	(1,481,271)	(1,498,828)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Eleven Months Ended November 30, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	10/31/2009			11/30/2009	10/31/2009			11/30/2009	10/31/2009	11/30/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Sagamore	$(4,076,776)	$168,979	$268,330	$(4,176,126)	$2,162,806	$269,587	$202,477	$2,229,917	$(1,913,970)	$(1,946,209)
Woodcliff	(20,187,105)	520,930	682,913	(20,349,088)	17,005,953	681,581	590,997	17,096,537	(3,181,152)	(3,252,551)
200 Fountain	1,927,025	154,654	252,673	1,829,006	(3,769,701)	252,673	199,472	(3,716,499)	(1,842,676)	(1,887,494)
278 Main	227,028	71,433	137,737	160,724	(1,079,945)	137,837	78,803	(1,020,911)	(852,917)	(860,187)
Club at Danforth	(10,898,115)	333,521	357,445	(10,922,039)	9,338,114	358,388	406,608	9,289,895	(1,560,001)	(1,632,144)
Forest Park	(4,190,750)	163,791	208,779	(4,235,738)	3,132,354	210,039	188,821	3,153,571	(1,058,396)	(1,082,166)
Heather Hill	(25,780,610)	480,111	661,767	(25,962,266)	19,379, 931	671,910	632,189	19,419,652	(6,400,679)	(6,542,614)
Liberty Building	(6,023,841)	167,729	236,273	(6,092,386)	4,805,499	236,577	206,207	4,835,870	(1,218,342)	(1,256,516)
Links at Georgetown	(9,087,162)	376,353	418,241	(9,129,051)	7,321,446	416,896	495,448	7,242,894	(1,765,716)	(1,886,157)
Lofts at the Mills	3,536,882	401,509	519,048	3,419,343	(5,891,103)	520,215	444,809	(5,815,698)	(2,354,221)	(2,396,354)
River City	(6,230,560)	287,160	297,487	(6,240,888)	3,125,987	307,111	322,595	3,110,503	(3,104,573)	(3,130,385)
Villa Tuscany	(15,972,035)	0	0	(15,972,035)	15,972,034	0	0	15,972,034	(1)	(1)
Vintage at Legacy	(4,354,004)	252,950	386,678	(4,487,732)	1,617,802	505,515	474,263	1,649,055	(2,736,202)	(2,838,677)
Vintage at Madison	(3,471,055)	169,649	211,564	(3,512,970)	2,496,771	211,578	206,910	2,501,440	(974,283)	(1,011,530)
Vintage at the Parke	(3,853,835)	255,160	298,204	(3,896,880)	2,099,761	300,394	267,822	2,132,333	(1,754,074)	(1,764,547)
Vintage at Plantation	(8,445,275)	289,577	283,475	(8,439,173)	6,655,234	305,880	342,122	6,618,992	(1,790,041)	(1,820,181)
Mariner Plaza	(4,260,662)	0	0	(4,260,662)	4,260,662	0	0	4,260,662	0	0
Midway Mills Crossing	(4,361,852)	0	0	(4,361,852)	4,361,852	0	0	4,361,852	0	0
Paradigm Loan 390 Cap Mariners Merritt S	1,232,085	0	0	1,232,085	(1,232,085)	0	0	(1,232,085)	0	0
Shortfall Note	1	0	0	1	(1)	0	0	(1)	0	0
	$114,955,579	$16,408,559	$16,992,627	$114,371,511	$(114,955,584)	$14,552,307	$13,968,239	$(114,371,517)	$(6)	$(6)

TARRAGON CORPORATION
Cash Reconciliation
Signature Master
Account XXXXXX0540
November 30, 2009
GL Acct # 13383 (Yardi 10095)

Bank Balance 11/30/09	822,476.13
Add: Reconciling Items	0.00
Less: O/S Checks/Wires/Achs	0.00
Less: Check charges	0.00
Add: Void checks	0.00
Less: Misc Diff	0.00
Book Balance 11/30/09	822,476.13

TARRAGON CORPORATION
For the Eleven Months Ended November 30, 2009

Property	Bus Segment	GA Segment	Date	Period	Person	Control	Reference	Debit	Credit	Balance	Remarks
10095-00					Cash – Signature Master Investment					1,162,093.34	= Beginning Balance=
1000	1	6020	11/9/2009	11/2009	HOLLAND & K	11-402	30000008	0.00	35,017.06		KOTLER/ARKO TRANSACTIONS
1000	1	6001	11/25/2009	11/2009		J-4406	LG	37,141.92	0.00		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4406	LG	0.00	5,980.31		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4413	LG	94,734.88	0.00		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4413	LG	0.00	3,175,175.23		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4414	LG	18,907.34	0.00		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4414	LG	0.00	376,361.40		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4415	LG	103,435.39	0.00		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4415	LG	0.00	46,449.15		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4481	LG	131,334.58	0.00		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4481	LG	0.00	43,741.45		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4512	LG	13,094.96	0.00		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4512	LG	0.00	34,030.97		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4514	LG	9,546.00	0.00		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4514	LG	0.00	23,169.94		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4536	LG	204,293.34	0.00		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4536	LG	0.00	9,266.85		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4538	LG	77,994.37	0.00		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4538	LG	0.00	61,980.02		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4538	LG	35,017.06	0.00		Holland & Knight
1000	1	6001	11/25/2009	11/2009		J-4562	LG	383,758.73	0.00		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4562	LG	0.00	40,189.83		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4667	PJ	0.00	8,302.34		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4668	PJ	2,908.305	0.00		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4668	PJ	0.00	32,434.66		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4705	PJ	63,315.95	0.00		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4705	PJ	0.00	353,385.57		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4713	PJ	49,522.54	0.00		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4713	PJ	0.00	37,381.25		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4772	PJ	64,884.08	0.00		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4772	PJ	0.00	177,115.70		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4789	PJ	515,000.00	0.00		Xfer to Tarr Signature Master
1000	1	6001	11/25/2009	11/2009		J-4792	PJ	2,560.23	0.00		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4792	PJ	0.00	203,596.05		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4799	PJ	47,994.67	0.00		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4799	PJ	0.00	35,062.38		SIGNATURE MASTER DEP/TSF

TARRAGON CORPORATION
For the Eleven Months Ended November 30, 2009
(Continued)

Property	Bus Segment	GA Segment	Date	Period	Person	Control	Reference	Debit	Credit	Balance	Remarks

1000	1	6001	11/25/2009	11/2009		J-4807	LG	186,247.69	0.00		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4807	LG	0.00	71,183.85		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4815	PJ	0.00	121,231.72		TMI AP DISB_DIP TMI_Signature
1000	1	6001	11/25/2009	11/2009		J-4819	PJ	0.00	88,783.10		REC Signature T/F Master
1000	1	6001	11/25/2009	11/2009		J-4834	PJ	63,448.86	0.00		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4834	PJ	0.00	166,071.27		SIGNATURE MASTER DEP/TSF
1000	1	6001	11/25/2009	11/2009		J-4836	PJ	3,000,000.00	0.00		Xfer from Signature MM Acct
1000	1	6001	11/25/2009	11/2009		J-4836	PJ	0.00	298,848.00		Rec Pac West Disbursements Fund
										822,476.13	= Ending Balance =
								5,105,140.89	5,444,758.10